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                                                                 EXHIBIT 10.36.6

                                 AMENDMENT NO. 5

                            dated as of June 20, 2003


                                      among


                     AMERICREDIT MTN RECEIVABLES TRUST III,

                                   as Debtor,


                      AMERICREDIT FINANCIAL SERVICES, INC.,

                          Individually and as Servicer,


                           MBIA INSURANCE CORPORATION,

                                   as Insurer


                                       and


                         MERIDIAN FUNDING COMPANY, LLC,

                                  as Purchaser


                              to SECURITY AGREEMENT

                          dated as of February 25, 2002

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        THIS AMENDMENT NO. 5 TO THE SECURITY AGREEMENT, dated as of June 20,
2003 (this "Amendment") is among AMERICREDIT MTN RECEIVABLES TRUST III (the "Debtor"), AMERICREDIT FINANCIAL SERVICES, INC., individually and in its capacity as Servicer ("AFS"), MBIA INSURANCE CORPORATION, as Insurer ("MBIA"), and MERIDIAN FUNDING COMPANY, LLC, as Purchaser ("Meridian"), to the Security Agreement dated as of February 25, 2002 (the "Security Agreement").

        WHEREAS, the Debtor, AFS, AFS AmeriCredit MTN Corp. III and JPMorgan Chase Bank, as the Collateral Agent and as the Securities Intermediary entered into a Security Agreement dated as of February 25, 2002 relating to the $500,000,000 AmeriCredit MTN Receivables Trust III Note;

        WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AFS, MBIA and Meridian (the "Parties") upon the terms and conditions specified therein;

        WHEREAS, the Security Agreement has previously been amended by Amendment No. 1, dated as of December 1, 2002, Amendment No. 2, dated as of February 1, 2003, Amendment No. 3, dated as of February 28, 2003, and Amendment No. 4, dated as of April 1, 2003 among the Parties;

        WHEREAS, the Insurer is the Controlling Party under the Transaction Documents;

        WHEREAS, the Parties wish to amend the Security Agreement as provided herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

        Section 1. Definitions Each term used herein but not defined herein shall have the meaning assigned to such term in the Security Agreement.

        Section 2. Amendment to Section 1.1 (Certain Defined Terms)

        The definition of "Receivable" in Section 1.1 is amended by deleting therefrom the phrase "to the Debtor."

        Section 3. Amendment to Section 3.1 (Representations and Warranties of the Debtor, AmeriCredit and AMTN)

        Section 3.1 (u) is amended and restated in its entirety, as follows:

                        (u) Preference; Voidability. With respect to each transfer of Receivables and Related Security (as defined in the Master Receivables Purchase Agreement) from AmeriCredit or AMTN, as the case may be, to the Debtor, the Debtor has given reasonably equivalent value to AmeriCredit or AMTN, as applicable, in consideration for such transfer of Receivables and such Related Security, and each such transfer has not been made for or on account of an antecedent debt

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                owed by AmeriCredit or AMTN to the Debtor and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

        Section 4. Amendment of Section 4.1 (Conditions to Closing)

                (a) Section 4.1(r) is amended and restated in its entirety, as follows:

                        (r) Acknowledgement copies of proper financing statements (Form UCC-1), naming AmeriCredit as the debtor/seller in favor of the Debtor as secured party/purchaser and the Collateral Agent, for the benefit of the Secured Parties, as assignee of the secured party/purchaser or other similar instruments or documents as may be necessary or in the reasonable opinion of the Collateral Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Debtor's interest in the Receivables, Related Security (as defined in the Master Receivables Purchase Agreement) and Collections, free and clear of any Adverse Claim.

                (b) Section 4.1(s) is amended and restated in its entirely, as follows:

                        (s) Acknowledgement copies of proper financing statements (Form UCC-1), naming AMTN as the debtor/seller in favor of the Debtor as secured party/purchaser and the Collateral Agent, for the benefit of the Secured Parties, as assignee of the secured party/purchaser or other similar instruments or documents as may be necessary or in the reasonable opinion of the Collateral Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Debtor's interest in the Receivables, Related Security (as defined in the Master Receivables Purchase Agreement) and Collections, free and clear of any Adverse Claim.

                (c) Section 4.1(u) is amended and restated in its entirety, as follows:

                        (u) Copies of proper financing statements (Form UCC-3), if any, necessary to terminate all security interests and other rights of any person in the Receivables, Related Security (as defined in the Master Receivables Purchase Agreement) and Collections, previously granted by AmeriCredit.

                (d) Section 4.1(v) is amended and restated in its entirety, as follows:

                        (v) Copies of proper financing statements (Form UCC-3), if any, necessary to terminate all security interests and other rights of any person in the Receivables, Related Security (as defined in the Master Receivables Purchase Agreement) and Collections, previously granted by AMTN.

        Section 5. Separate Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

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        Section 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

        Section 7. Binding Effect; Ratification.

                (a) This Amendment shall become effective as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

                (b) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Security Agreement, and (ii) each reference in any Transaction Document (as defined in the Insurance Agreement) to the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

                (c) Except as expressly amended hereby, all provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

                            [Signature Pages Follow]

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.


                                        AMERICREDIT MTN RECEIVABLES TRUST III

                                        By: DEUTSCHE BANK TRUST COMPANY
                                         DELAWARE, not in its individual
                                         capacity but solely as Owner Trustee on
                                         behalf of the Issuer

                                        By:
                                            ----------------------------
                                            Name:
                                            Title:


                                        AMERICREDIT FINANCIAL SERVICES, INC.,
                                         Individually and as Servicer

                                        By:
                                            ----------------------------
                                            Name:
                                            Title:


                                        MBIA INSURANCE CORPORATION,
                                         as Insurer

                                        By
                                            ----------------------------
                                            Name:
                                            Title:


                                        MERIDIAN FUNDING COMPANY, LLC,
                                         as Purchaser

                                        By
                                            ----------------------------
                                            Name:
                                            Title:

Signature Page for Amendment No. 5
to the Security Agreement (MTN III)